Estimated Annual Amortization Expense for Intangible Assets (Detail) $ in Thousands	Jun. 30, 2016 USD ($)
Expected Amortization Expense [Line Items]
2017	$ 3,161
2018	3,156
2019	3,155
2020	3,155
2021	3,155
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 15,782